LONG-TERM DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT
Long-term debt consists of:

	December 31,
	2016	2015
	(In thousands)
6.375% Senior Notes due June 1, 2024 (the "2016 Senior Notes"); interest payable each June 1 and December 1, which commenced December 1, 2016	$400,000	$—
6.75% Senior Notes due December 15, 2022 (the "2015 Senior Notes"); interest payable each June 15 and December 15, which commenced June 15, 2016	445,172	445,172
Term Loan due November 16, 2022 (a)	350,000	800,000
Total long-term debt	1,195,172	1,245,172
Less: Current maturities of long-term debt	—	40,000
Less: Unamortized original issue discount and original issue premium, net	5,245	11,691
Less: Unamortized debt issuance costs	13,434	16,610
Total long-term debt, net of current maturities	$1,176,493	$1,176,871
______________________

(a)
The Term Loan matures on November 16, 2022; provided that, if any of the 2015 Senior Notes remain outstanding on the date that is 91 days prior to the maturity date of the 2015 Senior Notes, the Term Loan maturity date shall be the date that is 91 days prior to the maturity date of the 2015 Senior Notes.

Senior Notes:
The 2016 Senior Notes were issued on June 1, 2016. The proceeds of $400 million were used to prepay a portion of indebtedness outstanding under the Term Loan. At any time prior to June 1, 2019, these notes may be redeemed at a redemption price equal to the sum of the principal amount thereof, plus accrued and unpaid interest and a make-whole premium. Thereafter, these notes may be redeemed at the redemption prices set forth below, together with accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on June 1 of the years indicated below:

Year	Percentage
2019	104.781%
2020	103.188%
2021	101.594%
2022 and thereafter	100.000%

The 2015 Senior Notes were issued on November 16, 2015, in exchange for a portion of IAC's 4.75% Senior Notes due December 15, 2022 (the "IAC 2012 Senior Notes") (the "Match Exchange Offer"). Promptly following the Match Exchange Offer, the Company and its subsidiaries were designated as unrestricted subsidiaries of IAC for purposes of the indentures governing the IAC 4.875% Senior Notes due November 30, 2018, the IAC 2012 Senior Notes and the IAC Credit Facility. Following the designation, neither Match Group nor any of its subsidiaries guarantee any debt of IAC, or are subject to any of the covenants related to such debt.
At any time prior to December 15, 2017, the 2015 Senior Notes may be redeemed at a redemption price equal to the sum of the principal amount thereof, plus accrued and unpaid interest and a make-whole premium. Thereafter, the 2015 Senior Notes may be redeemed at the redemption prices set forth below, together with accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on December 15 of the years indicated below:

Year	Percentage
2017	102.375%
2018	101.583%
2019	100.792%
2020 and thereafter	100.000%
The indentures governing the 2016 and 2015 Senior Notes contain covenants that would limit the Company's ability to pay dividends or to make distributions and repurchase or redeem Match Group stock in the event a default has occurred or Match Group's leverage ratio (as defined in the indentures) exceeds 5.0 to 1.0. At December 31, 2016, there were no limitations pursuant thereto. There are additional covenants that limit the ability of the Company and its subsidiaries to, among other things, (i) incur indebtedness, make investments, or sell assets in the event the Company is not in compliance with the leverage ratio set forth in the indenture, and (ii) incur liens, enter into agreements restricting the ability of the Company's subsidiaries to pay dividends, enter into transactions with affiliates and consolidate, merge or sell substantially all of their assets.
Term Loan and Credit Facility:
On November 16, 2015, under a credit agreement (the "Credit Agreement"), the Company borrowed $800 million in the form of a term loan (the "Term Loan"). On March 31, 2016, Match Group made a $10 million principal payment on the Term Loan. On June 1, 2016, the $400 million in proceeds from the 2016 Senior Notes, described above, were used to prepay a portion of the Term Loan. On December 8, 2016, the Company made an additional $40 million principal payment on the Term Loan. In addition, the remaining outstanding balance of $350 million, which is due at maturity, was repriced. The Term Loan provides for additional annual principal payments as part of an excess cash flow sweep provision, the amount of which, if any, is governed by the secured net leverage ratio contained in the Credit Agreement. The Term Loan bears interest, at our option, at a base rate or LIBOR, plus 2.25% or 3.25%, respectively, and in the case of LIBOR, a floor of 0.75%. The interest rate at December 31, 2016 is 4.20%. Interest payments are due at least quarterly through the term of the loan.
The Company has a $500 million revolving credit facility (the "Credit Facility") that expires on October 7, 2020. At December 31, 2016 and 2015, there were no outstanding borrowings under the Credit Facility. The annual commitment fee on undrawn funds based on the current leverage ratio is 30 basis points. Borrowings under the Credit Facility bear interest, at the Company's option, at a base rate or LIBOR, in each case plus an applicable margin, which is determined by reference to a pricing grid based on the Company's consolidated net leverage ratio. The terms of the Credit Facility require the Company to maintain a consolidated net leverage ratio of not more than 5.0 to 1.0 and a minimum interest coverage ratio of not less than 2.5 to 1.0 (in each case as defined in the agreement).
There are additional covenants under the Credit Facility and the Term Loan that limit the ability of the Company and its subsidiaries to, among other things, incur indebtedness, pay dividends or make distributions. While the Term Loan remains outstanding, these same covenants under the Credit Agreement are more restrictive than the covenants that are applicable to the Credit Facility. Obligations under the Credit Facility and Term Loan are unconditionally guaranteed by certain Match Group wholly-owned domestic subsidiaries, and are also secured by the stock of certain Match Group domestic and foreign subsidiaries. The Term Loan and outstanding borrowings, if any, under the Credit Facility rank equally with each other, and have priority over the 2016 and 2015 Senior Notes to the extent of the value of the assets securing the borrowings under the Credit Agreement.
Long-term debt maturities:

Years Ending December 31,	(In thousands)
2022	$795,172
2024	400,000
Total	1,195,172
Less: Unamortized original issue discount and original issue premium, net	5,245
Less: Unamortized debt issuance costs	13,434
Total long-term debt, net of current maturities	$1,176,493